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Exhibit 10.31(h)

SEVENTH AMENDMENT TO THE MASTER LOAN AND SECURITY AGREEMENT

    Seventh Amendment, dated as of June 21, 2001 (this "Amendment"), to the Master Loan and Security Agreement, dated as of October 29, 1999 (as previously amended, supplemented or otherwise modified, the "Existing Loan Agreement", and as amended hereby, the "Loan Agreement"), between AAMES CAPITAL CORPORATION (the "Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., formerly MORGAN STANLEY MORTGAGE CAPITAL INC., (the "Lender").

RECITALS

    The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

    The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended as set forth herein.

    Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

    SECTION 1.  Amendments.

      (a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Collateral Percentage" and substituting in lieu thereof the following new definition:

        "'Applicable Collateral Percentage' shall mean, with respect to each Eligible Mortgage Loan, the applicable collateral percentage set forth in the chart below opposite the applicable product type:

Product Type	Applicable Collateral Percentage
First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less	97%
First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for longer than 120 days but less than 270 days	85%
Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less	97%
Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for longer than 120 days but less than 270 days	85%
First Lien Loan or Second Lien Loan that is a Class A Defaulted Loan and has been included in the Borrowing Base for 120 days or less	80%
First Lien Loan or Second Lien Loan that is a Class B Defaulted Loan and has been included in the Borrowing Base for 120 days or less	75%
First Lien Loan or Second Lien Loan that is a Class C Defaulted Loan, prior to receipt by the Lender of a BPO for such Class C Defaulted Loan and has been included in the Borrowing Base for 364 days or less	50%
First Lien Loan or Second Lien Loan that is a Class C Defaulted Loan, after receipt by the Lender of a BPO for such Class C Defaulted Loan and has been included in the Borrowing Base for 364 days or less	65%

      (b) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Margin" and substituting in lieu thereof the following new definition:

        "Applicable Margin' shall mean the sum of the weighted average of the applicable rates per annum for each product type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans, determined by multiplying (a) for each product type set forth in the table below, a fraction equal to the Collateral Value of all Eligible Mortgage Loans of such product type divided by the Collateral Value of all Eligible Mortgage Loans, times (b) for each product type set forth in the following table below, the percentage set forth below opposite such product type:

Product Type	Applicable Margin
First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less	0.90%
First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for longer than 120 days but less than 270 days	1.10%
Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less	0.90%
Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for longer than 120 days but less than 270 days	1.10%
First Lien Loan or Second Lien Loan that is a Class A Defaulted Loan and has been included in the Borrowing Base for 120 days or less	1.20%
First Lien Loan or Second Lien Loan that is a Class B Defaulted Loan and has been included in the Borrowing Base for 120 days or less	1.20%
First Lien Loan or Second Lien Loan that is a Class C Defaulted Loan and has been included in the Borrowing Base for 364 days or less	1.50% "

      (c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Collateral Value" and substituting in lieu thereof the following new definition:

        "'Collateral Value' shall mean, with respect to each Eligible Mortgage Loan, the lesser of (a) the Applicable Collateral Percentage of the Market Value of such Eligible Mortgage Loan, except in the case of any Class C Defaulted Loan prior to the receipt by the Lender of a BPO relating thereto, in which case the Applicable Collateral Percentage of the outstanding principal balance of such Eligible Mortgage Loan, and (b) 100% of the outstanding principal balance of such Eligible Mortgage Loan."

    SECTION 2.  Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

    2.1  Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

      (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender; and

      (b) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

    2.2  No Default.  On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

    SECTION 3.  Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

    SECTION 4.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note and (iv) the Custodial Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

    SECTION 5.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

    SECTION 6.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER
AAMES CAPITAL CORPORATION
By:
Name:
Title:
LENDER
MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (formerly MORGAN STANLEY MORTGAGE CAPITAL INC.)
By:
Name:
Title:

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Exhibit 10.31(h)
SEVENTH AMENDMENT TO THE MASTER LOAN AND SECURITY AGREEMENT